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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                   FORM 8-K/A
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 2001

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                              CHASE INDUSTRIES INC.
             (Exact name of Registrant as specified in its charter)



           DELAWARE                     1-13394                 51-0328047
        (State or other         (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

        14212 COUNTY ROAD M-50
           MONTPELIER, OHIO                                             43543
         (Address of principal                                       (Zip code)
          executive offices)

       Registrant's telephone number, including area code: (419) 485-3193

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b) The Company's financial statements for the year ended and as of December 31, 2000, included in the Company's Form 10-K filed with the Securities and Exchange Commission on March 30, 2001, reflect Leavitt as a discontinued operation. Therefore, pro forma financial information is not included in this Form 8-K, as permitted under Rule 11-02(c) of Regulation S-X. The Company's financial statements for the three months ended and as of March 31, 2001, included in the Company's Form 10-Q filed with the Securities and Exchange Commission on May 15, 2001, also reflect Leavitt as a discontinued operation in the statement of income and give effect to the sale described in Item 2 of this Form 8-K in the balance sheet as of March 31, 2001.

         (c) Exhibits

Exhibit Number                     Description

  +2.1 Purchase and Sale Agreement, dated as of March 15, 2001, by and among Pinkert Industrial Group, LLC, and Leavitt Tube Company, Inc., and joined in by Dale R. Pinkert, Robert Pinkert, and Chase Industries Inc.

  +2.2 Amendment No. 1 to Purchase and Sale Agreement, dated as of March 30, 2001, by and among Pinkert Industrial Group, LLC, and Leavitt Tube Company, Inc., and joined in by Dale
                      R. Pinkert, Robert Pinkert, and Chase Industries Inc.

  +99.1               Press Release of Company dated March 30, 2001.

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  +  Previously filed
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   CHASE INDUSTRIES INC.



                   By: /s/ Michael T. Segraves
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                         Michael T. Segraves
                         Vice President, Chief Financial Officer, Treasurer and Secretary


Date:    June 14, 2001